EARNINGS PER SHARE (Tables)	12 Months Ended
Mar. 31, 2023
Earnings (Loss) Per share
Schedule of earnings per share basic and diluted

	For the years ended March 31,
	2023	2022	2021

Net (loss) income attributable to the Company	$(3,474,512)	$9,749	$2,866,857
Weighted average number of common shares outstanding – Basic and Diluted	38,689,560	35,000,000	35,000,000

Earnings per share – Basic and Diluted	$(0.09)	$0.00	$0.08